EMPLOYEE BENEFIT PLANS - Actuarial Assumptions (Details)	Dec. 31, 2017	Dec. 31, 2016
Employee Benefits [Abstract]
Discount rate, accrued benefit obligation	3.40%	3.70%
Rate of compensation increase, accrued benefit obligation	2.90%	2.80%
Discount rate, net periodic pension expense	3.70%	3.90%
Rate of compensation increase, net periodic pension expense	2.90%	2.80%